UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2010

A.G. VOLNEY CENTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52269	13-4260316
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Lincoln Avenue South
Liverpool, New York 13088
(Address of principal executive offices)

(315) 703-9012
(Telephone number, including area code)

Copies to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrants Certifying Accountant

(a)           Dismissal of independent registered public accounting firm

On April 27, 2010, the Board of Directors of A.G. Volney Center, Inc. (the “Company”) dismissed Robison Hill & Company, Salt Lake City, Utah (“Robison”), as the Company’s independent registered public accounting firm.

The reports of Robison on the Company’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending December 31, 2009 and December 31, 2008 and the subsequent period through April 27, 2010, there have been no (i) disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Robison’s satisfaction, would have caused Robison to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Robison with a copy of the above disclosures and requested that Robison furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Robison’s letter, dated April 27, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New independent registered public accounting firm

On April 27, 2010, the Board of Directors of the Company engaged Friedman LLP, New York, New York (“Friedman”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2009 and December 31, 2008, and the subsequent interim period prior to the engagement of Friedman, the Company has not consulted Friedman regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2010, the board of directors of the Company approved an amendment to Article III Section 8 of the Company’s Bylaws, effective immediately.

A copy of Article III Section 8 of the Company’s Bylaws is attached as Exhibit 3.1 to this report and is incorporated herein by reference into this Item 5.03.

In addition, on April 26, 2010, the Company’s board of director’s authorized the filing on an amendment to the Company’s articles of incorporation amending the Company’s preferred stock such that 10,000,000 Million (10,000,000) shares of preferred stock, $0.001 par value, per share may now be issued as  blank check preferred stock, the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions of which may be established from time to time by the Board of Directors of the Company without approval of the stockholders and which may be issued in one or more series (“Blank Check Preferred Stock”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number                                Description

3.1              Amended Articles of Incorporation
3.2              Amendment to the Company’s Bylaws
16.1   Letter of Robison Hill & Company, dated April 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2010		A.G. VOLNEY CENTER, INC.

	By:	/s/ David F. Stever
David F. Stever President and Director